Inland Inland Real Estate Income Trust, Inc. 2024 ANNUAL STOCKHOLDERS MEETING NOVEMBER 6, 2024 | 2:00 PM CST THIS IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY ANY SECURITY. Exhibit 99.1 Exhibit 99.1

DISCLAIMER The words “we,” “us,” “our” and “Inland Income Trust” and the “Company” refer to Inland Real Estate Income Trust, Inc. This material is neither an offer to sell nor the solicitation of an offer to buy any security. Past performance is not a guarantee of future results. The companies depicted in the photographs and logos in this presentation are tenants of Inland Income Trust and may have proprietary interests in their trademarks and trade names and nothing herein shall be considered an endorsement, authorization or approval of Inland Income Trust or its subsidiaries. The Inland name and logo are registered trademarks being used under license. Inland refers to some or all of the entities that are part of The Inland Real Estate Group of Companies, Inc., one of the nation’s largest commercial real estate and finance groups, which is comprised of independent legal entities, some of which may be affiliates, share some common ownership or have been sponsored and managed by such entities or subsidiaries thereof. Inland has been creating, developing and supporting real estate-related companies for more than 50 years. Publication Date: 11/6/2024 2 | COMPANY UPDATE

RISK FACTORS 3 | COMPANY UPDATE Our board is reviewing strategic alternatives, including sale of the Company. There is no assurance this review will result in a transaction or event creating liquidity for stockholders, or the value that may be generated by any transaction or event; During the pendency of our board’s review of strategic alternatives, we do not expect to acquire new properties or engage in redevelopment activities which may negatively impact our ability to grow our assets and income; The use of the internet by consumers to shop continues to expand which could result in a further downturn in the businesses of certain of our current tenants in their “brick and mortar” locations and could affect their ability to pay rent and their demand for space at our retail properties; If our board does not pursue a sale of the Company, we may pursue redevelopment activities, which are subject to a number of risks, including, but not limited to: expending resources to determine the feasibility of the project or projects that are then not pursued or completed; construction delays or cost overruns; failure to meet anticipated occupancy or rent levels within the projected time frame, if at all; exposure to fluctuations in the general economy due to the significant time lag between commencing and completing the project; and reduced rental income during the period of time we are redeveloping an asset or assets; Our Business Manager and its affiliates face conflicts of interest caused by, among other things, their compensation arrangements with us, and the simultaneous overlapping leadership roles certain of our executive officers have at the Business Manager and its affiliates, which could result in actions that are not in the long-term best interests of our stockholders; Market disruptions resulting from any future disruptions from a global pandemic, the war in Ukraine and the Israeli-Hamas war, inflation, volatility in interest rates, supply chain shortages that affect our tenants or other disruptions caused by events beyond our control may adversely impact our results and financial condition, including our ability to service our debt obligations, borrow additional monies or pay distributions; We have incurred net losses on a GAAP basis for the three and nine months ended September 30, 2024 and 2023, and for the year ended December 31, 2023, and future net losses could have a material adverse impact on our financial condition, operations, cash flow, and our ability to service our indebtedness or pay distributions to our stockholders; Our Sponsor may face a conflict of interest in allocating personnel and resources between its affiliates, our Business Manager and our Real Estate Manager; We do not have arm’s-length agreements with our Business Manager, our Real Estate Manager or any other affiliates of our Sponsor; We pay fees, which may be significant, to our Business Manager, Real Estate Manager and other affiliates of our Sponsor; Our properties may compete with the properties owned by other programs sponsored by our Sponsor or Inland Private Capital Corporation for, among other things, tenants; Our Business Manager is under no obligation, and may not agree, to forgo or defer its business management fee; and If we fail to continue to qualify as a REIT, our operations and distributions to stockholders, if any, will be adversely affected. You should carefully review the “Risk Factors” section of our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q for a discussion of the risks and uncertainties that we believe are material to our business, operating results, prospects and financial condition. Some of the more significant risks are summarized below. Except as otherwise required by federal or state securities laws, we do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

FORWARD-LOOKING STATEMENTS Certain statements in this presentation constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The statements may be identified by terminology such as “may,” “can,” “would,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “seek,” “appear,” or “believe.” Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions related to certain factors including, without limitation, the risk factors on the previous pages and other factors detailed under Risk Factors in our most recent Form 10-K for the year ended December 31, 2023 filed on March 13, 2024 and subsequent reports on Form 10-Q filed with the SEC. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. You should exercise caution when considering forward-looking statements and not place undue reliance on them. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described herein. Except as required by federal securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of this presentation. We intend for forward-looking statements to be covered by the applicable safe harbor provisions created by Section 27A of the Securities Act and Section 21E of the Exchange Act. 4 | COMPANY UPDATE

I’d like to remind everyone that today’s discussion may include forward-looking statements, which are uncertain and are subject to circumstances outside of the company’s control. Words such as “may,” “expect,” “intend,” “believe,” “estimate” and similar expressions are intended to identify forward-looking statements. You should exercise caution because actual results may differ materially from what is predicted or expected in a forward-looking statement. For a discussion of some of the risks that could affect results, please see the Risk Factor section of our most recent 10-K and subsequent 10-Qs filed with the SEC and available on our website. We do not undertake any duty to update forward-looking statements made during this discussion. Slide 4 Notes

Lee A. Daniels Lead Independent Director Stephen L. Davis Independent Director Gwen Henry Independent Director Bernard J. Michael Independent Director Director and Chairman of the Board Director, President and Chief Executive Officer Catherine L. Lynch Chief Financial Officer and Treasurer Cathleen M. Hrtanek Secretary 6 | COMPANY UPDATE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS Daniel W. Zatloukal Senior Vice President Robert D. Parks Mark E. Zalatoris Judith Fu Vice President

MARK ZALATORIS President & Chief Executive Officer Inland Inland Real Estate Income Trust, Inc.

Thank you and good afternoon, Everyone. It is my pleasure to provide you with an overview of our Company. Slide 6 Notes

RETAIL MARKET UPDATE Fed announced 50-basis-point rate cut in September1 Retail sales rose 0.4% in September and 1.7% year-over-year2 Consumer sentiment grew to highest level in a year in Q3 20243 Grocery market grew 1.1% in 2024, easing from 2023 growth4 https://www.federalreserve.gov/newsevents/pressreleases/monetary20240918a.htm https://www.cnbc.com/2024/10/17/retail-sales-rose-0point4percent-in-september-better-than-expected-jobless-claims-dip.html https://www.mckinsey.com/industries/consumer-packaged-goods/our-insights/the-state-of-the-us-consumer https://www.supermarketnews.com/grocery-trends-data/report-grocers-will-push-discounts-for-the-remainder-of-2024 9 | COMPANY UPDATE

I thought it would be beneficial to begin with an overview of the U.S. economy, consumer spending, and retail sales. Market conditions are increasingly favorable: - The Federal Reserve announced a rate cut of 50 basis points on September 18, 2024, lowering interest rates and stimulating economic growth. - Retail sales in the U.S. rose 0.4% month-over-month in September 2024 and increased 1.7% year-over-year, reflecting the continued resilience of consumers. - In the third quarter of 2024, optimism in the U.S. economy grew to its highest level in a year, increasing to 41% from 33% in the second quarter of 2024. - The U.S. grocery retail market grew 1.1% in 2024, easing from the 3.9% growth recorded in 2023. These favorable conditions are closely aligned with our strategic objectives, reinforcing our confidence that Inland Income Trust’s portfolio is positioned to perform well in the evolving market landscape. 1. https://www.federalreserve.gov/newsevents/pressreleases/monetary20240918a.htm 2. https://www.cnbc.com/2024/10/17/retail-sales-rose-0point4percent-in-september-better-than-expected-jobless-claims-dip.html 3. https://www.mckinsey.com/industries/consumer-packaged-goods/our-insights/the-state-of-the-us-consumer 4. https://www.supermarketnews.com/grocery-trends-data/report-grocers-will-push-discounts-for-the-remainder-of-2024 Slide 7 Notes

TOP TENANTS By Annualized Base Rent As of June 30, 2024 4.3% 3.4% 1.9% 2.5% 2.1% 1.7% 11 | COMPANY UPDATE 1.7% 2.1% 1.9% 1.9% Kroger TJ Maxx Ross Dress For Less Ulta Beauty Whole Foods Market Sprouts Farmers Market Petsmart Albertsons Dick’s Sporting Goods Five Below

The Inland Income Trust portfolio performed well in the first half of this year, experiencing robust leasing activity across our portfolio of 52 shopping centers. Notably, 100 percent of our anchor tenants with leases up for renewal in the second quarter of 2024 chose to retain their space. As you can see on this slide, we have four leading grocers in our list of top ten tenants comprising 10.2% of the portfolio ABR – they are Kroger, Amazon/Whole Foods, Sprouts Farmers Market and Albertsons/Jewel/Shaws. Grocery-anchored or grocery shadow anchored properties comprise more than 85% of the portfolio’s annualized base rent, or ABR. Slide 8 Notes

* Data as of June 30, 2024 52 Properties 24 States 92.8% Economic Occupancy 823 Tenants 7.2 Million Sq. Ft. INLAND INCOME TRUST PORTFOLIO OVERVIEW 13 | COMPANY UPDATE

As of June 30, 2024, our primarily grocery-anchored portfolio is located across 24 states, totaling approximately 7.2 million square feet. Our centers are occupied by more than 800 tenants and our economic occupancy of 92.8% highlights that our centers are well-located, though occupancy is slightly down from 93% as of June of last year. The recent shifts in occupancy can be attributed to the loss of some of our larger tenants, including four Bed Bath & Beyond locations that were closed as a result of the company’s 2023 bankruptcy filing. While the bankruptcy and subsequent store closures were unfortunate events, I am pleased to share that our team has executed a lease for three out of our four locations that closed and are in active lease negotiations with a national tenant to re-lease the last remaining space. We expect occupancy to increase once the new tenants move in. Slide 9 Notes

STRATEGIC PLAN* Initiated process to review strategic alternatives, including potential sale * There is no assurance the review of strategic alternatives will result in a transaction or event creating liquidity for stockholders, or the value that may be generated by any transaction or event. 15 | COMPANY UPDATE

Historically, the Company has been focused on a strategic plan centered around owning a portfolio of grocery-anchored properties with lower exposure to big box retailers. On September 18th, the Company announced that its board of directors had initiated a process to review strategic alternatives, including the sale of the Company. The Company subsequently announced that it has engaged BMO Capital Markets Corp. to act as exclusive financial advisor to the Company in connection with the board’s review of strategic alternatives. In connection with the strategic review and as standard industry practice, the Board has suspended both the Distribution Reinvestment Plan or “DRP” and the Share Repurchase Program or “SRP” effective as of October 1, 2024. It’s important to keep in mind that this is a long-term plan and will take time to execute. There can be no assurance as to how long the review will take or the outcome of the process. The outcome of any potential transaction or event will depend on several factors many of which will be beyond the Company’s control. With that, I will turn it over to Cathy Lynch, our Chief Financial Officer, to discuss our financials. Here’s Cathy... Slide 10 Notes

CATHERINE LYNCH Chief Financial Officer & Treasurer Inland Inland Real Estate Income Trust, Inc.

Thank you, Mark. Slide 11 Notes

CONSOLIDATED FINANCIAL HIGHLIGHTS A complete reconciliation of our modified funds from operations to GAAP net income (loss) can be found in the Inland Real Estate Income Trust, Inc. Form 10-Q for the quarterly period ended June 30, 2024, which is available via our website at https://inland-investments.com/inland-income-trust/secfilings. 19 | COMPANY UPDATE June 30, 2024 (in thousands) June 30, 2023 (in thousands) Total Asset Stockholders’ Equity Distributions Declared Cash Flow Provided by Operations GAAP Net Loss Funds from Operations (FFO) Modified Funds from Operations (MFFO) $1, 326,908 $1, 378,442 $396,654 $436,897 $9,801 $9,813 $25,767 $24,952 ($6,541)($7,564)$22,612 $22,576 $22,218 $20,211

Total assets as of June 30, 2024 were approximately $1.33 billion, a decrease of $51 million since June 30, 2023, which is primarily due to depreciation expense. Stockholders’ equity as of June 30, 2024 was approximately $397 million, a decrease from the prior year primarily due to GAAP net losses and distributions paid to stockholders. Distributions declared in the six months of 2024 totaled approximately $10 million, consistent with distributions in 2023. Cash flow from operations for the first six months of 2024 was approximately $26 million, consistent with the first six months of 2023. Funds from Operations, or FFO, for the 6 months ended June 30, 2024 was approximately $22.6 million. MFFO for the same period was approximately $22.2 million. Both FFO and MFFO are comparable to June 30, 2023. Slide 12 Notes

DEBT MATURITY SCHEDULE Maturities of Mortgage Loans and Credit Facility Payable (in millions) Data as of June 30, 2024 $45 21 | COMPANY UPDATE $130 $575 $93

As of June 30, 2024, Inland Income Trust had outstanding mortgage loans comprised of both fixed and floating-rate debt and borrowings on our credit facility totaling approximately $843 million with a weighted average interest rate of 4.78%, which includes the effect of interest rate swaps. The weighted average years to maturity for the Company’s mortgage loans and credit facility was approximately 2.3 years, with no significant loans coming due until the maturity of the credit facility in the years 2026 and 2027. Slide 13 Notes

PROPERTY NET OPERATING INCOME For a reconciliation of property NOI to GAAP net income (loss), please refer to the Results of Operations reconciliation table in the Inland Income Trust’s Form 10-Q for the period ended June 30, 2024, which is available via our website at https://inland-investments.com/inland-income-trust/sec-filings. (in thousands) 6 Months Ended 6/30/2024 6 Months Ended 6/30/2023 Change Rental income $74,160 $72,557 $1,603 Other property income $180 $(88) $268 Total income $74,340 $72,469 $1,871 Property operating expenses $14,396 $13,730 $666 Real estate tax expense $9,493 $9,515 $(22) Total property operating expenses $23,889 $23,245 $644 Property net operating income $50,451 $49,224 $1,227 23 | COMPANY UPDATE

Our total property net operating income was approximately $50.5 million as of June 30, 2024, an increase of approximately $1.2 million from the same time last year. The increase in total property income is primarily due to an increase in base rental income from new leases plus an increase in tenant recovery income. I will now turn the presentation back over to Mark… Slide 14 Notes